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
GROUP LONG DISTANCE, INC.                       GATEWAY AMERICAN BANK OF FLORIDA                   ACCOUNT #: 0111109400
1451 W. CYPRESS CK.RD, STE. 200                 1451 N.W. 62ND STREET, SUITE 212                   Loan Number 0111109465
FORT LAUDERDALE, FL  33309                      FORT LAUDERDALE, FL  33309                         Date  May 2, 1996
                                                                                                   Maturity Date  May 2, 1998
                                                                                                   Loan Amount  $50,000.00
   BORROWER'S NAME AND ADDRESS                    LENDER'S NAME AND ADDRESS                        Renewal of ________________
"I" Includes each borrower above,         "You" means the lender, its successors                    TAXPAYER ID#: 65-0213198
      joint and severally.                             and assigns.
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For value received, I promise to pay to you, or your order, at your address listed above the PRINCIPAL sum of FIFTY THOUSAND AND
NO/100 ***** Dollars $50,000.00

|X| Single Advance: I will receive all of this principal sum on May 2, 1996. No additional advances are contemplated under this note.

|_| Multiple Advance: The principal sum shown above is the maximum amount of principal I can borrow under this note. On
    _________________________ I will receive the amount of $________________ and further principal advances are contemplated.

    Conditions: The conditions for further advances are ____________________________________________________________________________

    ________________________________________________________________________________________________________________________________

    ________________________________________________________________________________________________________________________________

    |_|  Open End Credit: You and I agree that I may borrow up to the maximum amount of principal more than one time. This feature is subject to all other conditions and expires on ______________.

    |_|  Closed End Credit: You and I agree that I may borrow up to the maximum only one time (and subject to all other conditions).

INTEREST: I agree to pay interest on the outstanding principal balance from MAY 2, 1996 at the rate of 10.250% per year until FIRST
          CHANGE DATE.

|X| Variable Rate: This rate may then change as stated below.

    |X|  Index Rate:  The future rate will be 2.000% OVER the following index rate: PRIME RATE AS QUOTED IN THE WALL STREET JOURNAL

    |_|  No Index: The future rate will not be subject to any internal or external index.  It will be entirely in your control.

    |X|  Frequency and Timing: The rate on this note may change as often as DAILY.

            A change in the interest rate will take effect ON THE SAME DAY.

    |X|  Limitations: During the term of this loan, the applicable annual interest rate will not be more than 18.000% or less than
         7.000%.

    Effect of Variable Rate: A change in the interest rate will have the following effect on the payments:


    |X|  The amount of each scheduled payment will change.    |X|  The amount of the final payment will change.

    |_|  __________________________________________________________________________________________________________________________.

ACCRUAL METHOD: Interest will be calculated on a ACTUAL/360 basis.

POST MATURITY RATE: I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:

    |_|  on the same fixed or variable rate basis in effect before maturity (as indicated above).

    |X|  at a rate equal to 18.00%.

|X| LATE CHARGE: If a payment is made more than 10 days after it is due, I agree to pay a late charge of 5.000% OF THE LATE PAYMENT
    WITH A MINIMUM OF $5.00.

|X| ADDITIONAL CHARGES: In addition to interest, I agree to pay the following charges which |_| are |X| are not included in the
    principal amount above: $250 LOAN FEE.

PAYMENTS: I agree to pay this note as follows.

|X| Interest: I agree to pay accrued interest MONTHLY BEGINNING 06/02/96 AND ON 05/02/98

|X| Principal: I agree to pay the principal $2,083.33 MONTHLY BEGINNING JUNE 2, 1996, BALANCE DUE MAY 2, 1998

|_| Installments: I agree to pay this note in __________ payments. The first payment will be in the amount of $________________ and will be due _________________________. A payment of $___________________ will be due _________________________ thereafter.  The final payment of the entire unpaid balance of principal and interest will be due __________________________________.

ADDITIONAL TERMS:

    I/WE GIVE GATEWAY AMERICAN BANK OF FLORIDA SECURITY INTEREST IN THE FOLLOWING: ALL OF DEBTOR'S EQUIPMENT, MACHINERY, FURNITURE
    AND GENERAL INTANGIBLES PER SECURITY AGREEMENT DATED MAY 2, 1996.


PURPOSE: The purpose of this loan is BUSINESS:                             SIGNATURES: I AGREE TO THE TERMS OF THIS NOTE (INCLUDING
MOVING/IMPROVEMENTS TO OFFICE EXPENSES.                                    THOSE ON PAGE 2). I have received a copy on today's date.



                                                                           GROUP LONG DISTANCE, INC.
Signature for Lender

                                                                           BY: /s/ Gerald M. Dunne Jr.
X                                                                              -------------------------------------------
 ----------------------------------------                                      GERALD M. DUNNE, JR., PRESIDENT
 DEVON G. BORN, VICE PRESIDENT

                                                                           -----------------------------------------------

-----------------------------------------
                                                                           -----------------------------------------------

                                                                                                                   (page 1 of 2)

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GROUP LONG DISTANCE, INC.                    GATEWAY AMERICAN BANK OF FLORIDA
----------------------------------------     1451 N.W. 62ND STREET, SUITE 212
1451 W. CYPRESS CK. RD, STE. 200             FORT LAUDERDALE, FL  33309
----------------------------------------
FORT LAUDERDALE, FL  33309
----------------------------------------

----------------------------------------
TAXPAYER I.D. NUMBER:  65-0213198
----------------------------------------
 DEBTOR'S NAME, ADDRESS AND SSN OR TIN       SECURED PARTY'S NAME AND ADDRESS
   ("I" means each Debtor who signs.)         ("You" means the Secured Party,
                                                its successors and assigns.)
--------------------------------------------------------------------------------

I am entering into this security agreement with you on MAY 2, 1996 (date).

SECURED DEBTS. I agree that this security agreement will secure the payment and performance of the debts, liabilities or obligations described below that (Check one) [ ] | [X] (name) GROUP LONG DISTANCE, INC. owe(s) to you now or in the future:

      (Check one below):

      [_] Specific Debt(s). The debt(s), liability or obligations evidenced by (describe):_________________________________________________________
            and all extensions, renewals, refinancings, modifications and replacements of the debt, liability or obligation.

      [X] All Debt(s). Except in those cases listed in the "LIMITATIONS" paragraph on page 2, each and every debt, liability and obligation of every type and description (whether such debt, liability or obligation now exists or is incurred or created in the future and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several or joint and several).

Security Interest. To secure the payment and performance of the above described
      Secured Debts, liabilities and obligations, I give you a security interest in all of the property described below that I now own and that I may own in the future (including, but not limited to, all parts, accessories, repairs, improvements, and accessions to the property), wherever the property is or may be located, and all proceeds and products from the property.

      [X] Inventory: All inventory which I hold for ultimate sale or lease, or which has been or will be supplied under contracts of service, or which are raw materials, work in process, or materials used or consumed in my business.


      [X] Equipment: All equipment including, but not limited to, all machinery, vehicles, furniture, fixtures., manufacturing equipment, farm machinery and equipment, shop equipment, office and recordkeeping equipment, and parts and tools. All equipment described in a list or schedule which I give to you will also be included in the secured property, but such a list is not necessary for a valid security interest in my equipment.

      [_]   Farm Products: All farm products including, but not limited to:
            (a) all poultry and livestock and their young, along with their products, produce and replacements;
            (b)   all crops, annual or perennial, and all products of the crops;
                  and
            (c) all feed, seed, fertilizer, medicines and other supplies used or produced in my farming operations.

      [_]   Accounts, Instruments, Documents, Chattel Paper and Other Rights to
            Payment: All rights I have now and that I may have in the future to the payment of money including, but not limited to:
            (a) payment for goods and other property sold or leased or for services rendered, whether or not I have earned such payment by performance; and
            (b) rights to payment arising out of all present and future debt instruments, chattel paper and loans and obligations receivable. The above include any rights and interests (including all liens and security interests) which I may have by law or agreement against any account debtor or obligor of mine.

      [X] General Intangibles: All general intangibles, including but not limited to, tax refunds, applications for patents, patents, copyrights, trademarks, trade secrets, good will, trade names, customer lists, permits and franchises, and the right to use my name.

      [_] Government Payments and Programs: All payments, accounts, general intangibles, or other benefits (including, but not limited to, payments in kind, deficiency payments, letters of entitlement, warehouse receipts, storage payments, emergency assistance payments, diversion payments, and conservation reserve payments) in which I now have and in the future may have any rights or interest and which arise under or as a result of any preexisting, current or future Federal or state governmental program (including, but not limited to, all programs administered by the Commodity Credit Corporation and the ASCS).

      [X]   The secured property includes, but is not limited by, the following:
            ALL OF THE DEBTOR'S EQUIPMENT, MACHINERY, FURNITURE AND GENERAL INTANGIBLES TOGETHER WITH ALL PARTS, ATTACHMENTS, EQUIPMENT, ACCESSORIES, AND ACCESSIONS WHENEVER ACQUIRED BY WAY OF REPLACEMENT, SUBSTITUTION, ADDITION, PURCHASE, OR OTHERWISE, AS WELL AS PROCEEDS AND WHATEVER IS RECEIVED WHEN COLLATERAL OR PROCEEDS IS SOLD, EXCHANGED OR OTHERWISE DISPOSED OF.


If this agreement covers timber to be cut, minerals (including oil and gas), fixtures or crops growing or to be grown, the legal description is:


--------------------------------------------------------------------------------

I am a(n) [_] individual [_] partnership [X] corporation
          [_] __________________________________________________________________

[_] If checked, file this agreement in the real estate records.

Record Owner (if not me):_______________________________________________________
________________________________________________________________________________
________________________________________________________________________________

The property will be used for [_] personal        [X] business
                              [_] agricultural    [_] _________________ reasons.


GATEWAY AMERICAN BANK OF FLORIDA
--------------------------------
      (Secured Party's Name)

By:_____________________________
   DEVON G. BORN

Title:  VICE PRESIDENT
      ----------------------

I AGREE TO THE TERMS SET OUT ON BOTH PAGE 1 AND PAGE 2 OF THIS AGREEMENT. I have received a copy of this document on today's date.

GROUP LONG DISTANCE, INC.
--------------------------------
      (Debtor's Name)

By: /s/ Gerald M. Dunne, Jr.
   -----------------------------
   GERALD M. DUNNE, JR.

Title:  PRESIDENT

By:_____________________________

Title:__________________________


                                                                   (page 1 of 2)

GENERALLY - "You" means the Secured Party identified on page 1 of this agreement. "I," "me" and "my" means each person who signs this security agreement as Debtor and who agrees to give the property described in this agreement as security for the Secured Debts. All terms and duties under this agreement are joint and individual. No modification of this security agreement is effective unless made in writing and signed by you and me. This security agreement remains in effect, even if the note is paid and I owe no other debt to you, until discharged in writing. Time is of the essence in this agreement.

APPLICABLE LAW - I agree that this security agreement will be governed by the law of the state in which you are located. If property described in this agreement is located in another state, this agreement may also, in some circumstances, be governed by the law of the state in which the property is located.

      To the extent permitted by law, the terms of this agreement may vary applicable law. If any provision of applicable law may not be varied by agreement, any provision of this agreement that does not comply with that law will not be effective. If any provision of this agreement cannot be enforced according to its terms, this fact will not affect the enforceability of the remainder of this agreement.

OWNERSHIP AND DUTIES TOWARD PROPERTY - I represent that I own all of the property, or to the extent this is a purchase money security interest I will acquire ownership of the property with the proceeds of the loan. I will defend it against any other claim. Your claim to the property is ahead of the claims of any other creditor. I agree to do whatever you require to protect your security interest and to keep your claim in the property ahead of the claims of other creditors I will not do anything to harm your position.

      I will keep books, records and accounts about the property and my business in general. I will let you examine these records at any reasonable time. I will prepare any report or accounting you request, which deals with the property.

      I will keep the property in my possession and will keep it in good repair and use it only for the purpose(s) described on page 1 of this agreement. I will not change this specified use without your express written permission. I represent that I am the original owner of the property and, if I am not, that I have provided you with a list of prior owners of the property.

      I will keep the property at my address listed on page 1 of this agreement, unless we agree I may keep it at another location. If the property is to be used in another state, I will give you a list of those states. I will not try to sell the property unless it is inventory or I receive your written permission to do so. If I sell the property I will have the payment made payable to the order of you and me.

      You may demand immediate payment of the debt(s) if the debtor is not a natural person and without your prior written consent (1) a beneficial interest in the debtor is sold or transferred or (2) there is a change in either the identify or number of members of a partnership or (3) there is a change in ownership of more than 25 percent of the voting stock of a corporation.

      I will pay all taxes and charges on the property as they become due. You have the right of reasonable access in order to inspect the property I will immediately inform you of any loss or damage to the property.

LIMITATIONS - This agreement will not secure a debt described in the section entitled "Secured Debts" on page 1:
      1) If you fail to make any disclosure of the existence of this security interest required by law for such other debt;
      2) if this security interest is in my principal dwelling and you fail to provide (to all persons entitled) any notice of right of recission required by law for such other debt;
      3) to the extent that this security interest is in "household goods" and the other debt to be secured is a "consumer" loan (as those terms are defined in applicable federal regulations governing unfair and deceptive credit practices);
      4) if this security interest is in margin stock subject to the requirements of 12 C.F.R. Section 207 or 221 and you do not obtain a statement of purpose if required under these regulations with respect to that debt; or
      5) if this security interest is unenforceable by law with respect to that debt.

PURCHASE MONEY SECURITY INTEREST - For the sole purpose of determining the extent of a purchase money security interest arising under this security agreement: (a) payments on any non-purchase money loan also secured by this agreement will not be deemed to apply to the purchase money loan, and (b) payments on the purchase money loan will be deemed to apply first to the non-purchase money portion of the loan, if any, and then to the purchase money obligations in the order in which the items of collateral were acquired or if acquired at the same time, in the order selected by you. No security interest will be terminated by application of this formula. "Purchase money loan" means any loan the proceeds of which, in whole or in part, are used to acquire any collateral securing the loan and all extensions, renewals, consolidations and refinancings of such loan.

AUTHORITY OF SECURED PARTY TO MAKE ADVANCES AND PERFORM FOR DEBTOR - I agree to pay you on demand any sums you advanced on my behalf including, but not limited to, expenses incurred in collecting, insuring, conserving, or protecting the property or in any inventories, audits, inspections or other examinations by you in respect to the property. If I fail to pay such sums, you may do so for me, adding the amount paid to the other amounts secured by this agreement. All such sums will be due on demand and will bear interest at the highest rate provided in any agreement, note or other instrument evidencing the Secured Debt(s) and permitted by law at the time of the advance.

      If I fail to perform any of my duties under this security agreement, or any mortgage, deed of trust, lien or other security interest, you may without notice to me perform the duties or cause them to be performed. I understand that this authorization includes, but is not limited to, permission to: (1) prepare, file, and sign my name to any necessary reports or accountings; (2) notify any account debtor of your interest in this property and tell the account debtor to make the payments to you or someone else you name, rather than me; (3) place on any chattel paper a note indicating your interest in the property; (4) in my name, demand, collect, receive and give a receipt for, compromise, settle, and handle any suit or other proceedings involving the collateral; (5) take any action you feel is necessary in order to realize on the collateral, including performing any part of a contract or endorsing it in my name; and (6) make an entry on my books and records showing the existence of the security agreement. Your right to perform for me shall not create an obligation to perform and your failure to perform will not preclude you from exercising any of your other rights under the law or this security agreement.

INSURANCE - I agree to buy insurance on the property against the risks and for the amounts you require and to furnish you continuing proof of coverage. I will have the insurance company name you as loss payee on any such policy. you may require added security if you agree that insurance proceeds may be used to repair or replace the property. I will buy insurance from a firm licensed to do business in the state where you are located. The firm will be reasonably acceptable to you. The insurance will last until the property is released from this agreement. If I fail to buy or maintain the insurance (or fail to name you as loss payee) you may purchase it yourself.

WARRANTIES AND REPRESENTATIONS - If this agreement includes accounts, I will not settle any account for less than its full value without your written permission. I will collect all accounts until you tell me otherwise. I will keep the proceeds from all the accounts and any goods which are returned to me or which I take back in trust for you. I will not mix them with any other property of mine. I will deliver them to you at your request. If you ask me to pay you the full price on any returned items or items retaken by myself, I will do so.

      If this agreement covers inventory, I will not dispose of it except in my ordinary course of business at the fair market value for the property, or at a minimum price established between you and me.

      If this agreement covers farm products I will provide you, at your request, a written list of the buyers, commission merchants or selling agents to or through whom I may sell my farm products. In addition to those parties named on this written list, I authorize you to notify at your sole discretion any additional parties regarding your security interest in my farm products. I remain subject to all applicable penalties for selling my farm products in violation of my agreement with you and the Food Security act. In this paragraph the terms farm products buyers, commission merchants and selling agents have the meanings given to them in the Federal Food Security Act of 1985.

DEFAULT - I will be in default if any one or more of the following occur: (1) I fail to make a payment on time or in the amount due; (2) I fail to keep the property insured, if required; (3) I fail to pay, or keep any promise, on any debt or agreement I have with you; (4) any other creditor of mine attempts to collect any debt I owe him through court proceedings; (5) I die, am declared incompetent, make an assignment for the benefit of creditors, or become insolvent (either because my liabilities exceed my assets or I am unable to pay my debts as they become due); (6) I make any written statement or provide any financial information that is untrue or inaccurate at the time it was provided;
(7) I do or fail to do something which causes you to believe that you will have difficulty collecting the amount I owe you; (8) I change my name or assume an additional name without first notifying you before making such a change; (9) failure to plant, cultivate and harvest crops in due season; (10) if any loan proceeds are used for a purpose that will contribute to excessive erosion of highly erodible land or to the conversion of wetlands to produce an agricultural commodity, as further explained in 7 C.F.R. Part 1940, Subpart G, Exhibit M.

REMEDIES - If I am in default on this agreement, you have the following remedies:


      1) You may demand immediate payment of all I owe you under any obligation secured by this agreement.
      2) You may set off any obligation I have to you against any right I have to the payment of money from you.
      3)    You may demand more security or new parties obligated to pay any debt I owe you as a condition of giving up any other remedy.
      4)    You may make use of any remedy you have under state or federal law.
      5) If I default by failing to pay taxes or other charges, you may pay them (but you are not required to do so). If you do, I will repay to you the amount you paid plus interest at the highest contract rate.
      6) You may require me to gather the property and make it available to you in a reasonable fashion.
      7) You may repossess the property and sell it as provided by law. You may repossess the property so long as the repossession does not involve a breach of the peace or an illegal entry onto my property. you may sell the property as provided by law. You may apply what you receive from the sale of the property to: your expenses; your reasonable attorneys' fees and legal expenses (where not prohibited by law); any debt I owe you. If what you receive from the sale of the property does not satisfy the debts, you may take me to court to recover the difference (where permitted by law).
            I agree that 10 days written notice sent to my address listed on page 1 by first class mail will be reasonable notice to me under the Uniform Commercial Code. If any items not otherwise subject to this agreement are contained in the property when you take possession you may hold these items for me at my risk and you will not be liable for taking possession of them.
      8) In some cases, you may keep the property to satisfy the debt. You may enter upon and take possession of all or any part of my property, so long as you do not breach the peace or illegally enter onto the property, including lands, plants, buildings, machinery and equipment as may be necessary to permit you to manufacture , produce, process, store or sell or complete the manufacture, production, processing, storing or sale of any of the property and to use and operate the property for the length of time you feel is necessary to protect your interest, all without payment or compensation to me.

      By choosing any one or more of these remedies, you do not waive your right to later use any other remedy. You do not waive a default if you choose not to use any remedy, and, by electing not to use any remedy, you do not waive your right to later consider the event a default and to immediately use any remedies if it continues or occurs again.

FILING - A carbon, photographic or other reproduction of this security agreement or the financing statement covering the property described in this agreement may be used as a financing statement where allowed by law. Where permitted by law, you may file a financing statement which does not contain my signature, covering the property secured by this agreement.

CO-MAKERS - If more than one of us has signed this agreement, we are all obligated equally under the agreement. You may sue any one of us or any of us together if this agreement is violated. You do not have to tell me if any term of the agreement has not been carried out. You may release any co-signer and I will still be obligated under this agreement. You may release any of the security and I will still be obligated under this agreement. Waiver by you of any of your rights will not affect my duties under this agreement. Extending this agreement or new obligations under this agreement, will not affect my duty under the agreement.


                                                                   (page 2 of 2)

                                    GUARANTY

                                                       FT. LAUDERDALE, FL
                                                       -------------------------
                                                          (City)       (State)

                                                            MAY 2, 1996
                                                       -------------------------

      For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce GATEWAY AMERICAN BANK OF FLORIDA, 1451 N.W. 62ND STREET, SUITE 212 (herein, with its participants, successors and assigns, called "Lender"), at its option, at any time or from time to time make loans or extend other accommodations to or for the account of GROUP LONG DISTANCE, INC. (herein called "Borrower") or to engage in any other transactions with Borrower, the Undersigned hereby absolutely and unconditionally guarantees to Lender the full and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of the debts, liabilities and obligations described as follows:

      A. If this [_] is checked, the Undersigned guarantees to Lender the payment and performance of the debt, liability or obligation of Borrower to Lender evidenced by or arising out of the following:_____________________________ and any extensions, renewals or replacements thereof (hereinafter referred to as the "Indebtedness").

      B. If this [X] is checked, the Undersigned guarantees to Lender the payment and performance of each and every debt, liability and obligation of every type and description which Borrower may now or at any time hereafter owe to Lender (whether such debt, liability or obligation now exists or is hereafter created or incurred, and whether it is or may be direct or indirect, due to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several, or joint and several; all such debts, liabilities and obligations being hereinafter collectively referred to as the "Indebtedness"). Without limitation, this guaranty includes the following described debt(s): LOAN #0111109465 AND ANY EXTENSIONS, RENEWALS OR REPLACEMENTS THEREOF.

      The term "indebtedness" as used in this guaranty shall not include any obligations entered into between Borrower and Lender after the date hereof (including any extensions, renewals or replacements of such obligations)

      for which Borrower meets the Lender's standard of creditworthiness based on Borrower's own assets and income without the addition of a guaranty, or for which a guaranty is required but Borrower chooses someone other than the joint Undersigned to guaranty the obligation.

      The Undersigned further acknowledges and agrees with Lender that:

      1. No act or thing need occur to establish the liability of the Undersigned hereunder, and no act or thing, except full payment and discharge of all indebtedness, shall in any way exonerate the Undersigned or modify, reduce, limit or release the liability of the Undersigned hereunder.

      2. This is an absolute, unconditional and continuing guaranty of payment of the Indebtedness and shall continue to be in force and be binding upon the Undersigned, whether or not all Indebtedness is paid in full, until this guaranty is revoked by written notice actually received by the Lender, and such revocation shall not be effective as to Indebtedness existing or committed for at the time of actual receipt of such notice by the Lender, or as to any renewals, extensions and refinancings thereof. If there be more than one Undersigned, such revocation shall be effective only as to the one so revoking. The death or incompetence of the Undersigned shall not revoke this guaranty, except upon actual receipt of written notice thereof by Lender and then only as to the decedent or the incompetent and only prospectively, as to future transactions, as herein set forth.

      3. If the Undersigned shall be dissolved, shall die, or shall be or become insolvent (however defined) or revoke this guaranty, then the Lender shall have the right to declare immediately due and payable, and the Undersigned will forthwith pay to the Lender, the full amount of all Indebtedness, whether due and payable or unmatured. If the Undersigned voluntarily commences or there is commenced involuntarily against the Undersigned a case under the United States Bankruptcy Code, the full amount of all Indebtedness, whether due and payable or unmatured, shall be immediately due and payable without demand or notice thereof.

      4. The liability of the Undersigned hereunder shall be limited to a principal amount of $ UNLIMITED (if unlimited or if no amount is stated, the Undersigned shall be liable for all Indebtedness, without any limitation as to amount), plus accrued interest thereon and all attorneys' fees, collection costs and enforcement expenses referable thereto. Indebtedness may be created and continued in any amount, whether or not in excess of such principal amount, without affecting or impairing the liability of the Undersigned hereunder. The Lender may apply any sums received by or available to Lender on account of the Indebtedness from Borrower or any other person (except the Undersigned), from their properties, out of any collateral security or from any other source to payment of the excess. Such application of receipts shall not reduce, affect or impair the liability of the Undersigned hereunder. If the liability of the Undersigned is limited to a stated amount pursuant to this paragraph 4, any payment made by the Undersigned under this guaranty shall be effective to reduce or discharge such liability only if accompanied by a written transmittal document, received by the Lender, advising the Lender that such payment is made under this guaranty for such purpose.

      5. The Undersigned will pay or reimburse the Lender for all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by Lender in connection with the protection, defense or enforcement of this guaranty in any litigation or bankruptcy or insolvency proceedings.

This guaranty includes the additional provisions on page 2, all of which are made a part hereof.

      This guaranty is [X] unsecured; [_] secured by a mortgage or security agreement dated __________________; [_] secured by ____________________________.

      IN WITNESS WHEREOF, this guaranty has been duly executed by the Undersigned the day and year first above written.

                                       X /s/ Gerald M. Dunne, Jr.
                                         ---------------------------------------
                                             GERALD M. DUNNE, JR.
                                         _______________________________________
                                         _______________________________________
                                         _______________________________________

                                        "Undersigned" shall refer to all persons who sign this guaranty, severally and jointly.


                                                                   (page 1 of 2)

                             ADDITIONAL PROVISIONS

     6. Whether or not any existing relationship between the Undersigned and Borrower has been changed or ended and whether or not this guaranty has been revoked, Lender may, but shall not be obligated to, enter into transactions resulting in the creation or continuance of Indebtedness, without any consent or approval by the Undersigned and without any notice to the Undersigned. The liability of the Undersigned shall not be affected or impaired by any of the following acts of things (which Lender is expressly authorized to do, omit or suffer from time to time, both before and after revocation of this guaranty, without notice to or approval by the Undersigned): (i) any acceptance of collateral security, guarantors, accommodation parties or sureties for any or all Indebtedness; (ii) any one or more extensions or renewals of Indebtedness (whether or not for longer than the original period) or any modification of the interest rates, maturities or other contractual terms applicable to any Indebtedness; (iii) any waiver, adjustment, forbearance, compromise or indulgence granted to Borrower, any delay or lack of diligence in the enforcement of Indebtedness, or any failure to institute proceedings, file a claim, give any required notices or otherwise protect any Indebtedness; (iv) any full or partial release of settlement with, or agreement not to sue, Borrower or any other guarantor or other person liable in respect of any Indebtedness; (v) any discharge of any evidence of Indebtedness or the acceptance of any instrument in renewal thereof or substitution therefor; (vi) any failure to obtain collateral security (including rights of setoff) for Indebtedness, or to see to the proper or sufficient creation and perfection thereof, or to establish the priority thereof, or to protect, insure, or enforce any collateral security;

or any release, modification, substitution, discharge, impairment, deterioration, waste, or loss of any collateral security; (vii) any foreclosure or enforcement of any collateral security; (viii) any transfer of any Indebtedness or any evidence thereof; (ix) any order of application of any payments or credits upon Indebtedness; (x) any election by the Lender under ss. 1111(b)(2) of the United States Bankruptcy Code.

      7. The Undersigned waives any and all defenses, claims and discharges of Borrower, or any other obligor, pertaining to Indebtedness, except the defense of discharge by payment in full. Without limiting the generality of the foregoing, the Undersigned will not assert, plead or enforce against Lender any defense of waiver, release, statute of limitations, res judicata, statute of frauds, fraud, incapacity, minority, usury, illegality or unenforceability which may be available to Borrower or any other person liable in respect of any indebtedness, or any setoff available against Lender to Borrower or any such other person, whether or not on account of a related transaction. The Undersigned expressly agrees that the Undersigned shall be and remain liable, to the fullest extent permitted by applicable law, for any deficiency remaining after foreclosure of any mortgage or security interest securing Indebtedness, whether or not the liability of Borrower or any other obligor for such deficiency is discharged pursuant to statute or judicial decision. The undersigned shall remain obligated, to the fullest extent permitted by law, to pay such amounts as though the Borrower's obligations had not been discharged.

      8. The Undersigned further agrees that the Undersigned shall be and remain obligated to pay Indebtedness even though any other person obligated to pay Indebtedness, including Borrower, has such obligation discharged in bankruptcy or otherwise discharged by law. "Indebtedness" shall include post-bankruptcy petition interest and attorneys' fees and any other amounts which Borrower is discharged from paying or which do not otherwise accrue to Indebtedness due to Borrower's discharge, and the Undersigned shall remain obligated to pay such amounts as though Borrower's obligations had not been discharged.

      9. If any payment applied by Lender to indebtedness is thereafter set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of Borrower or any other obligor), the Indebtedness to which such payment was applied shall for the purposes of this guaranty be deemed to have continued in existence, notwithstanding such application, and this guaranty shall be enforceable as to such Indebtedness as fully as if such application had never been made.

      10. The Undersigned waives any claim, remedy or other right which the Undersigned may now have or hereafter acquire against Borrower or any other person obligated to pay Indebtedness arising out of the creation or performance of the Undersigned's obligation under this guaranty, including, without limitation, any right of subrogation, contribution, reimbursement, indemnification, exoneration, and any right to participate in any claim or remedy the Undersigned may have against the Borrower, collateral, or other party obligated for Borrower's debts, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law.

      11. The Undersigned waives presentment, demand for payment, notice of dishonor or nonpayment, and protest of any instrument evidencing Indebtedness.

Lender shall not be required first to resort for payment of the Indebtedness to Borrower or other persons or their properties, or first to enforce, realize upon or exhaust any collateral security for Indebtedness, before enforcing this guaranty.

      12. The liability of the Undersigned under this guaranty is in addition to and shall be cumulative with all other liabilities of the Undersigned to Lender as guarantor or otherwise, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

      13. This guaranty shall be enforceable against each person signing this guaranty, even if one person signs and regardless of any failure of other persons to sign this guaranty. If there be more than one signer, all agreements and promises herein shall be construed to be, and are hereby declared to be, joint and several in each of every particular and shall be fully binding upon and enforceable against either, any or all the Undersigned. This guaranty shall be effective upon delivery to Lender, without further act, condition or acceptance by Lender, shall be binding upon the Undersigned and the heirs, representatives, successors and assigns of the Undersigned and shall inure to the benefit of Lender and its participants, successors and assigns. Any invalidity or unenforceability of any provision or application of this guaranty shall not affect other lawful provisions and application hereof, and to this end the provisions of this guaranty are declared to be severable. Except as authorized by the terms herein, this guaranty may not be waived, modified, amended, terminated, released or otherwise changed except by a writing signed by the Undersigned and Lender. This guaranty shall be governed by the laws of the State in which it is executed. The Undersigned waives notice of Lender's acceptance hereof.


                                                                   (page 2 of 2)